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                                 EXHIBIT 10.3

                            STOCK ESCROW AGREEMENT

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                                   EXHIBIT A

                             STOCK ESCROW AGREEMENT

      THIS STOCK ESCROW AGREEMENT (this "Agreement") is dated as of September 30, 1999, by and between Mr. James D. Tilton (the "Shareholder"), the Augustine Fund, L.P. (the "Lender"), and H. GLENN BAGWELL, JR., a duly licensed attorney who practices law in the State of North Carolina, U.S.A., as Escrow Agent (the "Escrow Agent").

                                   WITNESSETH:

      WHEREAS, the Lender and Thoroughbred Interest, Inc., a Nevada corporation (the "Company") have entered into a Promissory Note dated as of the date of this Agreement (the "Loan Agreement"), pursuant to which the Lender has agreed to lend to the Company, in accordance with the terms hereof and of the Security Agreement (defined below) and of the Loan Agreement, an amount of money in United States dollars as stated in the Loan Agreement (the "Loan Amount"), which Loan Amount is to be secured by a number of shares of common stock ("Common Stock") of the Company, (capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement and in the accompanying Security Agreement); and

      WHEREAS, the Lender has requested certain additional security as partial consideration for Lender's undertakings as described in the Loan Agreement, and the Shareholder has agreed to escrow shares of Common Stock to provide such additional security; and

      WHEREAS, it is a condition of the Lender's and the Company's respective obligations to execute the Loan Agreement, that this Agreement be executed and delivered by all of the parties named above, and that the undertakings described herein be performed; and

      WHEREAS, the Escrow Agent is willing to act hereunder on the terms and conditions set forth herein;

      NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth below, the parties hereto hereby agree as follows:

      1. ESCROW ACCOUNT.

      1.1 Account: Deposit. The transaction(s) described in the Loan Agreement shall be entered into and commenced at a closing ("the Closing"). On or within three (3) business days after the date hereof, the Shareholder shall place 6,000,000 shares of Common Stock in escrow with the Escrow Agent, along with all necessary stock powers duly executed and Medallion guaranteed, and the Lender shall place in escrow with the Escrow Agent the sum of US$300,000.00. The said sum shall be released by the Escrow agent to or at the direction of the Shareholder upon receipt of the Common Stock (or earlier, with the Lender's consent).

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      2. DISBURSEMENT OF COMMON STOCK.

      2.1 Disbursement. None of the Common Stock shall be disbursed other than in accordance with the terms hereof, or in accordance with the written instructions of at least two (2) of the three (3) parties hereto (i.e. any two
(2) of the Lender, the Shareholder and the Escrow Agent) delivered to the Escrow Agent. Except as herein stated or as required by the Loan Agreement or the Security Agreement, in no event shall the Escrow Agent release or transfer any Common Stock to any party other than to the Shareholder in accordance with this Agreement, absent express written instructions from the Shareholder to transfer Common Stock to a third party. The Escrow Agent shall hold the Common Stock in escrow and shall release the Common Stock to a party other than the Shareholder only upon the following conditions.

      (a) If (x) the amount due under the Loan Agreement is not repaid in full in a timely manner as described in the Loan Agreement, or if (z) the Lender informs the Escrow Agent and the Shareholder in writing with reasonable specificity of a Default, the Company or the Shareholder shall have five (5) business days from the date of such notice to cure the Default; if the Default is cured, the Lender shall inform the Escrow Agent in writing, and no further action will be taken; but if the Escrow Agent is not so informed in writing by the Lender that the Default has been cured within such five (5) day period, then in either case, the Lender shall deliver all or such portion of the Common Stock to the Lender as is demanded by the Lender. The Escrow Agent shall deliver the Common Stock to the Lender to effect the purposes of this Security Agreement.

      (b) Once the amounts stated in and owed to the Lender pursuant to the Loan Agreement have been paid in full, the Escrow Agent shall be notified of such fact by the Lender, and the Escrow Agent shall immediately release the remaining Common Stock held by the Escrow Agent to the Shareholder. The Shareholder shall give written notice providing instructions with respect to the return of all remaining Common Stock held in the Escrow Account (if any) to the Shareholder. Any Common Stock then in the possession of the Lender shall immediately be returned to the Escrow Agent for delivery to the Shareholder.

      2.2 Controversies. If any controversy arises between two or more of the parties hereto, or between any of the parties hereto and any person not a party hereto, as to whether or not or to whom the Escrow Agent shall deliver the Common Stock or any portion thereof or as to any other matter arising out of or relating to this Escrow Agreement, the Escrow Agent shall not be required to determine the same and need not make any delivery of the Escrow concerned or any portion thereof but may retain the same until the rights of the parties to the dispute shall have been finally determined by agreement or by final judgment of a court of competent jurisdiction after all appeals have been finally determined (or the time for further appeals has expired without an appeal having been made) (notwithstanding the above, the provisions of the paragraph next above this one shall apply in all events without exception). The Escrow Agent shall deliver that portion of the Escrow concerned covered by such agreement or final order, if any is then held by the Escrow Agent, within five (5) days after the Escrow Agent receives a copy thereof The Escrow Agent shall assume that no such controversy has arisen unless and until it receives


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written notice from the Lender and/or the Shareholder that such controversy has arisen, which refers specifically to this Agreement and identifies the adverse claimants to the controversy.

      2.3 No Other Disbursements. No portion of the Common Stock shall be disbursed or otherwise transferred except in accordance with this Section 2,
Section 4 or Section 5.1(b).

      2.4 Title and Ownership of the Common Stock. The parties hereto acknowledge and agree that ownership of and legal title to the Escrow Account and the contents thereof shall be in the Shareholder, until and unless a Default (as defined in the Security Agreement) occurs, in which case the terms of the Loan Agreement and of the Security Agreement with respect thereto shall control.

      3. ESCROW AGENT. The acceptance by the Escrow Agent of his duties hereunder is subject to the following terms and conditions, which the parties to this Agreement hereby agree shall govern and control with respect to the rights, duties, liabilities and immunities of the Escrow Agent:

      3.1 The Escrow Agent shall not be responsible or liable in any manner whatever for the sufficiency, correctness, genuineness or validity of any cash, Common Stock, certificates, investments or other amounts deposited with or held by him.

      3.2 The Escrow Agent shall be protected in acting upon any written notice, certificate, instruction, request or other paper or document believed by him to be genuine and to have been signed or presented by the proper party or parties.

      3.3 The Escrow Agent shall not be liable for any act done hereunder except in the case of his reckless or willful misconduct or actions taken in bad faith.

      3.4 The Escrow Agent shall not be obligated or permitted to investigate the correctness or accuracy of any document or to determine whether or not the signatures contained in said documents are genuine or to require documentation or evidence substantiating any such document or signature.

      3.5 The Escrow Agent shall have no duties as Escrow Agent except those which are expressly set forth herein, and in any modification or amendment hereof; provided, however, that no such modification or amendment hereof shall affect its duties unless it shall have given its written consent thereto. The Escrow Agent shall not be prohibited from owning an equity interest in the Company, the Shareholder, the Lender, another Lender, any of their respective subsidiaries or any third party that is in any way affiliated with or conducts business with either the Company, the Shareholder, the Lender or another Lender.

      3.6 The Shareholder and the Lender specifically acknowledge that the Escrow Agent is a practicing attorney, and may have worked with the Shareholder, the Lender, the Company, or affiliates of either of them on other unrelated transactions, and that they and each of them has specifically requested that the Escrow Agent draft some or all of the documents for the said


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transactions and act as Escrow Agent with respect to the said transactions. Each party represents that it has retained legal and other counsel of its choosing with respect to the transactions contemplated herein and in the Loan Agreement, and is satisfied in its sole discretion with the form and content of the documentation drafted by the Escrow Agent. The Escrow Agent may purchase an equity interest in the Company and/or may become an equity owner of the Lender or another lender, and may increase or sell any such interest, so long as in accordance with any and all applicable law. The said parties hereby waive any objection to the Escrow Agent so acting based upon conflict of interest or lack of impartiality. The Escrow Agent agrees to act impartially and in accordance with the terms of this Agreement and with the parties' respective instructions, so long as they are not in conflict with the terms of this Agreement.

      4. TERMINATION. This Agreement shall terminate on the earlier of (a) the date on which all of the Common Stock and any other escrowed documents and things described herein shall have been fully distributed in accordance with the terms and conditions of this Agreement, or (b) any other date agreed to jointly by the Lender and the Shareholder.

      5. MISCELLANEOUS.

      5.1 Indemnification of Escrow Agent.

      (a) The Shareholder and Lender each agree, jointly and severally, to indemnify the Escrow Agent for, and to hold him harmless against, any loss incurred without willful misconduct or bad faith on the Escrow Agent's part, arising out of or in connection with the administration of this Agreement, including the costs and expenses of defending himself against any claim or liability in connection with the exercise or performance of any of his powers or duties hereunder. This indemnification shall not apply to a party with respect to a direct claim against the Escrow Agent by such party alleging in good faith a willful breach of this Agreement or act of bad faith by the Escrow Agent, which claim results in a final non-appealable judgment against the Escrow Agent with respect to such claim.

      (b) In the event of any dispute as to the nature of the rights or obligations of the Lender, the Shareholder or the Escrow Agent hereunder, the Escrow Agent may at any time or from time to time interplead, deposit and/or pay all or any part of the Shares with or to a court of competent jurisdiction sitting in Wake County, North Carolina or in any appropriate federal court, in accordance with the procedural rules thereof. The Escrow Agent shall give notice of such action to the Shareholder and the Lender. Upon such interpleader, deposit or payment, the Escrow Agent shall immediately and automatically be relieved and discharged from all further obligations and responsibilities hereunder, including the decision to interplead, deposit or pay such funds.

      5.2 Amendments. This Agreement may be modified or amended only by a written instrument executed by each of the parties hereto.


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      5.3 Notices. All communications required or permitted to be given under this Agreement to any party hereto shall be sent by first class mail or facsimile to such party at the address, of such party set forth on the signature page of this Agreement.

      5.5 Successors and Assigns. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Escrow Agent shall not assign its duties under this Agreement.

      5.6 Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

      5.7 Counterparts. This Agreement may be executed in three or more counterparts, each of which shall be an original, and all of which together shall constitute one and the same agreement.

      5.8 Facsimile. This Agreement may be accepted via facsimile, and a facsimile transmission of the executed signature page hereof shall make this Agreement legally binding upon the party so executing and faxing such signature page to the Escrow Agent.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                            [SIGNATURE PAGE FOLLOWS]


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          [SIGNATURE PAGE TO ESCROW AGREEMENT DATED SEPTEMBER 30, 1999]


                                     THE SHAREHOLDER:


                                     /s/  James D. Tilton
                                     ---------------------------------
                                     Mr. James D. Tilton


                                     THE LENDER:

                                     THE AUGUSTINE FUND, L.P.

                                     By: Augustine Capital Management, Inc., its
                                         general partner


                                     By: /s/ Thomas F. Augustine
                                         --------------------------------
                                         (Duly Authorized Representative)


                                     ESCROW AGENT:


                                     /s/ H. Glenn Bagwell, Jr.
                                     ---------------------------------------
                                     H. GLENN BAGWELL, JR., ESQ.


                                     Address: 3005 Anderson Drive, Suite 204
                                              Raleigh, North Carolina USA 27609
                                              Telephone  919.785.3113
                                              Telecopier 919.785.3116


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